Exhibit 23.1


To:  The Securities and Exchange Commission
RE:  Mediacomm Broadcasting Systems, Inc.



                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of Mediacomm Broadcasting Systems, Inc. on Amendment No. 3 to the registration statement on Form SB-2 of our report dated June 2, 1999.



/s/ Cordovano and Harvey, P.C.
------------------------------
Cordovano and Harvey, P.C.

Denver, Colorado
May 8, 2000